--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

1997
1997
1997
1997
1997
                              Smith Barney
                              Principal Return
                              Fund
                              Zeros and
                              Appreciation
                              Series 1998
                              --------------------------------------------------
                              November 30, 1997

                              [LOGO] Smith Barney Mutual Funds
                                     Investing for your future.
                                     Every day.

--------------------------------------------------------------------------------
                       Zeros and Appreciation Series 1998
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Principal Return Fund -- Zeros and Appreciation Series 1998 ("Fund") for the year ended November 30, 1997. For your convenience, we have summarized the Fund's investment strategy over this time and discussed some of the Fund's holdings in greater detail. A more comprehensive summary of performance and current holdings can be found in the appropriate sections of this report. In addition, a hypothetical analysis of an initial $10,000 investment in the Fund from January 25, 1991 through November 30, 1997 appears after this letter.

Fund's Performance Update

The Fund seeks to return the principal amount of each shareholder's original investment (including any sales charge paid) on or about August 31, 1998, by investing a portion of its assets in zero coupon bonds. In addition, the Fund, to the extent consistent with its objective, seeks to provide long-term capital appreciation by investing the balance of its assets primarily in stocks. The fiscal year ended November 30, 1997 was a strong one for most financial assets. The stock market continued to advance sharply while the bond market posted more modest gains. Overall, the strength of the stock market exceeded our expectations, while the bond market performed as we had anticipated.

The total return of 11.60% posted by the Fund resulted primarily from the appreciation of the stock portion of the Fund, which comprises roughly 38% of total assets. In addition, over the last twelve months, the Fund distributed income dividends totaling $0.01 per share and paid a capital gain distribution of $0.52 per share. For the one-year period ended November 30, 1997, the stock market, as measured by the Standard & Poor's 500 Composite Index,* had a total return of 28.50%. Over the same time period, the bond market, as measured by the Lehman Brothers Intermediate Term Government Bond Index,** generated a total return of 6.28%.

Market Overview

The stock market continued its terrific climb in 1997. Large inflows of money into mutual funds by domestic and international investors, strong corporate profits and favorable interest rates produced another year of outsized returns. However, increased volatility and significant sector rotation created many potholes along the way for investors. The bond market, where rates have declined markedly, has finally realized that inflation remains dormant due to productivity gains along with worldwide competition and excess capacity.

----------
* The Standard & Poor's 500 Composite Index is a capitalization-weighted measure of 500 widely held common stocks.
** The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. government treasury and agency securities.

Fund's Investment Strategy

The core of the stock portion of the Fund's portfolio consists of high-quality growth stocks with dominant market positions, global franchises, seasoned and respected management teams and excellent balance sheets. Because of their steadiness, these stocks can be comforting in periods of market excesses and their long-term consistent growth in earnings is ultimately translated into higher dividends and stock prices. Around this core, we continue to look for special situations such as restructuring candidates or undervalued companies that are more dependent on economic cycles.

The Fund's top-ten holdings have changed slightly during the reporting period. Allstate Corp., a leading provider of auto and home insurance, remains the Fund's single largest holding. In our opinion, the company continues to run its business for the benefit of shareholders. Another key industry is pharmaceuticals, which has been well represented in the Fund for some time. Strong volume growth driven by new products made these companies significant contributors to overall returns in 1997. Johnson & Johnson, Bristol Myers Squibb Co. and Merck & Co., Inc. remain top ten holdings of the Fund. Energy stocks such as Mobil Corp. and Amoco Corp., which we highlighted last year, also remain top ten holdings.

Our biggest disappointment in the last year was Eastman Kodak Co., which despite a huge restructuring, is facing heavy competition in its core film business, while investing heavily for future growth in digital products. Fortunately, we were able to reduce our position as the company began to experience problems.

Market Outlook

While the market continues to discount a near-perfect economic environment, we think there are some cracks appearing in the foundation of the economy which warrant a more conservative investment posture. Our main concern is that valuation levels are at or near record levels. While it is virtually impossible to time when valuations will peak, we do believe that high valuations signify a greater level of market risk. Secondly, in our view, corporate profit expectations for 1998 are too high and could be adjusted downward. Profit growth should still be solid, just less than is currently projected. Finally, market sentiment remains high and we continue to monitor investor psychology for extremes.

On a more positive note, interest rates should continue to trend lower as growth slows and inflation fears subside. Overall, we are approaching this market selectively. We believe that the Fund's holdings in zero coupon U.S. Treasury bonds and high-quality stocks should continue to reduce both its risk and volatility while providing solid returns to investors before the Fund matures in late 1998.

In closing, thank you for investing in the Smith Barney Principal Return Fund -- Zeros and Appreciation Series 1998. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Heath B. McLendon                            /s/ Harry D. Cohen
-------------------------------                  -------------------------------
Heath B. McLendon                                Harry D. Cohen
Chairman                                         Vice President and
                                                 Investment Officer

December 9, 1997

          Hypothetical Analysis of a $10,000 Investment in Smith Barney
           Principal Return Fund -- Zeros and Appreciation Series 1998
                from January 25, 1991* through November 30, 1997

This table illustrates a hypothetical analysis of an initial investment in the Smith Barney Principal Return Fund -- Zeros and Appreciation Series 1998. The key factors behind this analysis are:

      o Initial Investment on January 25, 1991                   $10,000
      o Maximum offering price per share including
         5% sales charge at time of investment                   $  8.00
      o Initial Shares Purchased                                   1,250

                   Income/
                Capital Gain      Reinvest     Additional      Cumulative
      Year        Dividend           NAV         Shares          Shares
      ----      ------------      --------     ----------      ----------
      1991*                                                     1,250.00
      1991         $0.4300          $8.43          63.76        1,313.76
      1992          0.5004           8.68          75.74        1,389.50
      1993          1.3183           8.14         225.04        1,614.54
      1994          0.8236           7.52**       189.79        1,804.33
      1995          0.8247           7.83**       197.95        2,002.28
      1996          0.8247           7.68**       220.55        2,222.83
      1997          0.5300           7.83         150.46        2,373.29

 * Commencement of operations.
** NAV represents an average of several distributions made during the period.

Please note that this hypothetical analysis assumes reinvestment of all distributions and a full redemption from the Fund as of November 30, 1997 at a net asset value of $7.86 per share. A shareholder's initial investment of $10,000 at a maximum offering price per share of $8.00 would result in an ending share balance of 2,373.29 shares at a value of $18,654.06. The $8,654.06 increase over the cost basis consists of $8,763.69 in dividends and capital gain distributions received throughout the life of the investment, and a net capital loss at the time of redemption of ($109.63) (representing a long-term loss of ($150.93) and a short-term gain of $41.30.) The cumulative total return, including the deduction of the 5% sales charge, on this investment is 86.54%, and the average annual total return is 9.53%. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                    Net Asset Value
                   -----------------
                   Beginning  End of      Income     Capital Gain       Total
Year Ended          of Year    Year      Dividends   Distributions    Returns(1)
================================================================================
11/30/97            $7.52     $7.86        $0.01        $0.52           11.60%
--------------------------------------------------------------------------------
11/30/96             7.91      7.52         0.78         0.44           11.03
--------------------------------------------------------------------------------
11/30/95             7.75      7.91         0.40         0.83           19.93
--------------------------------------------------------------------------------
11/30/94             9.38      7.75         0.45         0.89           (3.69)
--------------------------------------------------------------------------------
11/30/93             9.02      9.38         0.40         0.10            9.99
--------------------------------------------------------------------------------
11/30/92             8.40      9.02         0.43         0.00           12.86
--------------------------------------------------------------------------------
1/25/91*-11/30/91    7.60      8.40         0.00         0.00           10.53+
================================================================================
Total                                      $2.47        $2.78
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                               Without                With
                                           Sales Charge(1)       Sales Charge(2)
================================================================================
Year Ended 11/30/97                            11.60%                 5.96%
--------------------------------------------------------------------------------
Five Years Ended 11/30/97                       9.50                  8.39
--------------------------------------------------------------------------------
1/25/91* through 11/30/97                      10.35                  9.53
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                                     Without
                                                                 Sales Charge(1)
================================================================================
1/25/91* through 11/30/97                                            96.36%
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 5.00%.
*     Commencement of operations.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
            Zeros and Appreciation Series 1998 vs. S&P 500 Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------

                          January 1991 -- November 1997

                               [GRAPHIC OMITTED]

+ Hypothetical illustration of $10,000 invested in shares of the Zeros and Appreciation Series 1998 from January 25, 1991 (commencement of operations), assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1997. The S&P 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. government treasury and agency securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1997
--------------------------------------------------------------------------------

Common Stock Industry Breakdown
(as a percentage of total common stocks)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Diversified
Conglomerates                                        2.3%

Basic Industries                                     5.3%

Consumer Services                                   11.5%

Telecommunications                                   5.0%

Consumer Durables                                    2.8%

Capital Goods                                        8.6%

Financial Services                                  22.0%

Health Care                                         12.3%

Consumer Non-Durables                                6.7%

Technology                                          11.0%

Energy                                              11.5%

Transportation                                       1.0%

Top Ten Holdings

                                                            Percentage of
                                                          Total Investments
================================================================================
U.S. Treasury Strips                                           62.5%
Allstate Corp.                                                  1.6
General Electric Co.                                            1.0
Johnson & Johnson                                               1.0
Mobil Corp.                                                     0.9
Xerox Corp.                                                     0.9
Amoco Corp.                                                     0.8
Bristol-Myers Squibb Co.                                        0.8
Minnesota Mining and Manufacturing Co.                          0.8
Merck & Co., Inc.                                               0.8
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1997
--------------------------------------------------------------------------------
     SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 37.5%
================================================================================
Basic Industries -- 2.0%
       2,000   Aluminum Co. of America                              $  134,500
       7,000   E.I. du Pont de Nemours & Co.                           423,938
       2,000   Hercules, Inc.                                           97,125
       2,000   Mead Corp.                                              129,125
       8,000   Olin Corp.                                              396,000
       2,000   Raychem Corp.                                           189,125
       3,500   St. Joe Co.                                             330,750
--------------------------------------------------------------------------------
                                                                     1,700,563
--------------------------------------------------------------------------------
Capital Goods -- 3.2%
      12,000   Allied Signal, Inc.                                     445,500
       4,252   Boeing Co.                                              225,887
       4,000   Emerson Electric Co.                                    220,000
      12,000   General Electric Co.                                    885,000
       4,000   Honeywell Inc.                                          262,000
       3,000   Johnson Controls Inc.                                   137,438
       2,000   Lockheed Martin Corp.                                   195,125
      10,000   Tyco International Ltd.                                 392,500
--------------------------------------------------------------------------------
                                                                     2,763,450
--------------------------------------------------------------------------------
Consumer Durables -- 1.0%
       5,000   Chrysler Corp.                                          171,562
       8,000   General Motors Corp.                                    488,000
       3,000   Goodyear Tire & Rubber Co.                              182,063
       1,500   The Stanley Works                                        66,094
--------------------------------------------------------------------------------
                                                                       907,719
--------------------------------------------------------------------------------
Consumer Non-Durables -- 2.5%
       3,000   American Greetings Corp., Class A Shares                110,250
       5,000   Conagra Inc.                                            179,688
       3,300   CPC International, Inc.                                 341,137
       4,500   Eastman Kodak Co.                                       272,812
       2,000   Gillette Co.                                            184,625
       8,000   Kimberly-Clark Corp.                                    416,500
       2,000   Procter & Gamble Co.                                    152,625
       9,000   Unilever NV                                             522,563
--------------------------------------------------------------------------------
                                                                     2,180,200
--------------------------------------------------------------------------------
Consumer Services -- 4.3%
       2,000   Dow Jones & Co., Inc.                                   101,125
      10,000   Gannett, Inc.                                           580,625
       7,000   J.C. Penney Co.                                         449,750
       7,000   McDonald's Corp.                                        339,500
      10,000   Meredith Corp.                                          348,750
       1,000   New York Times Co., Class A Shares                       59,375
       8,000   Newell Co.                                              326,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1997
--------------------------------------------------------------------------------
     SHARES                         SECURITY                             VALUE
================================================================================
Consumer Services -- 4.3% (continued)
         3,500   Scandinavian Broadcasting Systems SA               $   87,500
         5,000   Time Warner, Inc.                                     291,250
         3,000   Viacom, Inc.                                          105,000
        11,500   Wal-Mart Stores, Inc.                                 459,281
         6,000   Walt Disney Co.                                       569,625
--------------------------------------------------------------------------------
                                                                     3,718,281
--------------------------------------------------------------------------------
Diversified Conglomerates -- 0.9%
         7,000   Minnesota Mining and Manufacturing Co.                682,063
         2,000   Republic Industries, Inc.                              52,125
--------------------------------------------------------------------------------
                                                                       734,188
--------------------------------------------------------------------------------
Energy -- 4.3%
         4,000   Amerada Hess Corp.                                    224,000
         8,000   Amoco Corp.                                           720,000
         6,000   Ashland Inc.                                          280,125
         4,000   Exxon Corp.                                           244,000
         6,000   Halliburton Co.                                       323,625
        11,000   Mobil Corp.                                           791,312
         3,000   Noble Affiliates Inc.                                 111,375
         4,500   Reading & Bates Corp.                                 172,688
         8,000   Royal Dutch Petroleum Co.                             421,500
         4,000   Sonat, Inc.                                           174,250
         2,000   Texaco Inc.                                           113,000
         6,000   Union Pacific Resources Corp.                         149,250
--------------------------------------------------------------------------------
                                                                     3,725,125
--------------------------------------------------------------------------------
Financial Services -- 8.3%
        16,500   Allstate Corp.                                      1,416,937
         5,000   American Express Co.                                  394,375
         4,500   American International Group, Inc.                    453,656
         5,000   Associates First Capital Corp.                        321,250
         2,000   Barnett Banks, Inc.                                   140,750
         5,500   Chase Manhattan Corp.                                 597,438
         6,500   Chubb Corp.                                           461,094
         1,500   C.N.A. Financial Corp.+                               183,750
        12,000   Fannie Mae                                            633,750
         4,500   First Virginia Banks, Inc.                            215,156
         1,600   General Re Corp.                                      317,600
         5,000   Household International Inc.                          630,000
         4,000   Leucadia National Corp.                               138,250
         4,000   National City Corp.                                   267,000
         4,000   St. Paul Cos.                                         320,000
         1,000   U.S. Bancorp                                          107,563
         1,700   Wells Fargo & Co.                                     522,325
--------------------------------------------------------------------------------
                                                                     7,120,894
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1997
--------------------------------------------------------------------------------
     SHARES                         SECURITY                             VALUE
================================================================================

Health Care - 4.6%
         7,000   Abbott Laboratories                                $  455,000
         8,000   American Home Products Corp.                          559,000
         7,500   Bristol-Myers Squibb Co.                              702,187
        14,000   Johnson & Johnson                                     881,125
         2,000   Lilly, Eli & Co.                                      126,125
         7,000   Merck & Co., Inc.                                     661,937
         3,000   Novartis AG ADR                                       239,625
         2,000   Pfizer, Inc.                                          145,500
         4,000   SmithKline Beecham PLC                                198,500
--------------------------------------------------------------------------------
                                                                     3,968,999
--------------------------------------------------------------------------------
Technology - 4.1%
         3,000   Cisco Systems Inc.                                    258,750
         6,000   Hewlett Packard Co.                                   366,375
         7,000   Intel Corp.                                           543,375
         4,000   International Business Machines Corp.                 438,250
         2,000   Lucent Technologies, Inc.                             160,250
         2,000   Microsoft Corp.                                       283,000
         9,000   Texas Instruments, Inc.                               443,250
         8,000   Thermo Electron Corp.                                $294,500
        10,000   Xerox Corp.                                           776,875
--------------------------------------------------------------------------------
                                                                     3,564,625
--------------------------------------------------------------------------------
Telecommunications - 1.9%
         6,000   Ameritech Corp.                                       462,375
         6,000   Bell Atlantic Corp.                                   535,500
        12,000   GTE Corp.                                             606,750
--------------------------------------------------------------------------------
                                                                     1,604,625
--------------------------------------------------------------------------------
Transportation - .4%
         2,000   AMR Corp                                              242,375
         3,000   Wisconsin Central Transportation Corp.                 90,375
                                                                       332,750
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost - $18,092,289)                               32,321,419
================================================================================
      FACE
     AMOUNT                         SECURITY                             VALUE
================================================================================
U. S. GOVERNMENT OBLIGATIONS - 62.5%
   $56,000,000   U.S. Treasury  Strips, zero Coupon
                 due 8/15/98
                 (Cost- $52,879,093)                                53,830,000
================================================================================
                 TOTAL INVESTMENTS - 100%
                 (Cost - $70,971,374*)                             $86,151,419
================================================================================

+     Non-Income producing securities.
*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1997
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $70,971,374)                      $86,151,419
   Dividends and interest receivable                                     66,356
--------------------------------------------------------------------------------
   Total Assets                                                      86,217,775
--------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                       32,525
   Investment advisory fees payable                                      19,883
   Distribution fees payable                                             13,863
   Administration fees payable                                           13,004
   Accrued expenses                                                      41,786
--------------------------------------------------------------------------------
   Total Liabilities                                                    121,061
--------------------------------------------------------------------------------
Total Net Assets                                                    $86,096,714
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                       $    10,958
   Capital paid in excess of par value                               67,221,562
   Undistributed net investment income                                3,901,491
   Accumulated net realized loss from security transactions            (217,342)
   Net unrealized appreciation of investments                        15,180,045
--------------------------------------------------------------------------------
Total Net Assets                                                    $86,096,714
================================================================================
Shares Outstanding                                                   10,957,991
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                              $      7.86
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                                           $ 4,413,464
 Dividends                                                              598,006
 Less: Foreign withholding tax                                           (3,777)
--------------------------------------------------------------------------------
 Total Investment Income                                              5,007,693
--------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fees (Note 2)                                      266,201
 Distribution fees (Note 2)                                             221,835
 Administration fees (Note 2)                                           177,468
 Transfer agent fees                                                    102,247
 Audit and legal                                                         23,207
 Shareholder communications                                              17,852
 Trustees' fees                                                          12,894
 Registration fees                                                        9,917
 Shareholder and system servicing fees                                    6,944
 Custody                                                                  6,545
 Other                                                                      914
--------------------------------------------------------------------------------
 Total Expenses                                                         846,024
--------------------------------------------------------------------------------
Net Investment Income                                                 4,161,669
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3):
 Realized Gain From Security Transactions
 (excluding short-term securities):
   Proceeds from sales                                               23,671,910
   Cost of securities sold                                           18,592,334
--------------------------------------------------------------------------------
 Net Realized Gain                                                    5,079,576
--------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                                 14,743,051
   End of year                                                       15,180,045
--------------------------------------------------------------------------------
 Increase in Net Unrealized Appreciation                                436,994
--------------------------------------------------------------------------------
Net Gain on Investments                                               5,516,570
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 9,678,239
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                        1997          1996
================================================================================
OPERATIONS:
  Net investment income                            $  4,161,669   $  4,422,626
  Net realized gain                                   5,079,576      4,226,911
  Increase in net unrealized appreciation               436,994      1,204,551
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              9,678,239      9,854,088
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (132,527)    (9,107,488)
  Net realized gains                                 (5,346,896)    (5,316,894)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (5,479,423)   (14,424,382)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
   reinvestment of dividends                          5,324,889     14,078,633
  Cost of shares reacquired                         (17,219,725)   (14,228,216)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                         (11,894,836)      (149,583)
--------------------------------------------------------------------------------
Decrease in Net Assets                               (7,696,020)    (4,719,877)
NET ASSETS:
  Beginning of year                                  93,792,734     98,512,611
--------------------------------------------------------------------------------
  End of year*                                     $ 86,096,714   $ 93,792,734
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                      $  3,901,491   $   (112,549)
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Zeros and Appreciation Series 1998 ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors. The Trust consists of this Fund and two other funds: the Zeros Plus Emerging Growth Series 2000 and the Security and Growth Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

      The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

      Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser of the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      Pursuant to a Distribution Plan, the Fund pays Smith Barney Inc. ("SB"), another subsidiary of SSBH, a service fee calculated at an annual rate of 0.25% of the average daily net assets.

      All officers and one Trustee of the Trust are employees of SB.

      3. INVESTMENTS

      During the year ended November 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $ 9,874,403
--------------------------------------------------------------------------------
Sales                                                                 23,671,910
================================================================================

      At November 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $15,272,063
================================================================================
Gross unrealized depreciation                                           (92,018)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $15,180,045
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      4. REPURCHASE AGREEMENTS

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. SHARES OF BENEFICIAL INTEREST

      At November 30, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund, the Zeros Plus Emerging Growth Series 2000 and the Security and Growth Fund each constitute a sub-trust under the Master Trust Agreement. Transactions in shares of the Fund were as follows:

                                      Year Ended                 Year Ended
                                   November 30, 1997          November 30, 1996
================================================================================
Shares issued on reinvestment           675,747                  1,838,422
Shares redeemed                      (2,184,506)                (1,821,367)
--------------------------------------------------------------------------------
Net Increase (Decrease)              (1,508,759)                    17,055
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:

                                            1997       1996       1995       1994        1993
================================================================================================
Net Asset Value, Beginning of Year        $  7.52    $  7.91    $  7.75    $   9.38    $   9.02
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.38       0.38       0.36        0.41        0.38
 Net realized and unrealized gain (loss)     0.49       0.45       1.03       (0.70)       0.48
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.87       0.83       1.39       (0.29)       0.86
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.01)     (0.78)     (0.40)      (0.45)      (0.40)
 Net realized gains                         (0.52)     (0.44)     (0.83)      (0.89)      (0.10)
------------------------------------------------------------------------------------------------
Total Distributions                         (0.53)     (1.22)     (1.23)      (1.34)      (0.50)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $  7.86    $  7.52    $  7.91    $   7.75    $   9.38
------------------------------------------------------------------------------------------------
Total Return                                11.60%     11.03%     19.93%      (3.69)%      9.99%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $86,097    $93,793    $98,513    $101,388    $136,576
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.95%      0.95%      1.05%       1.01%       0.97%
 Net investment income                       4.66       4.67       4.59        4.47        4.15
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        11%        12%        13%         10%         17%
================================================================================================
Average commissions per share
 paid on equity transactions(1)           $  0.06    $  0.06    $  0.06          --          --
================================================================================================

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zeros and Appreciation Series 1998 of Smith Barney Principal Return Fund as of November 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended November 30, 1994, were audited by other auditors whose report thereon, dated January 12, 1995, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zeros and Appreciation Series 1998 of Smith Barney Principal Return Fund as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                /S/ KPMG Peat Marwick LLP

New York, New York
January 15, 1998

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1997:

      o     long-term capital gain distributions paid $4,752,668.

      o 18.24% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

      A total of 16.05% of the ordinary dividends paid by the Fund has been derived from the Federal obligations and may be exempt from taxation at the state level.

                                                                    SMITH BARNEY
                                                                    ------------

Smith Barney
Principal Return Fund                           A Member of TravelersGroup[LOGO]

Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White

Allan R. Johnson, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Harry D. Cohen
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Mutual Management Corp.

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Zeros and Appreciation Series 1998. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Principal Return Fund
388 Greenwich Street
New York, New York 10013
www.smithbarney.com

FD0305 1/98





                                  ANNUAL REPORT

1997
1997
1997
1997
1997

                  Smith Barney

                  Principal Return Fund

                  Zeros Plus

                  Emerging Growth

                  Series 2000
                  --------------------------------------------------------------
                  November 30,1997


[LOGO]            Smith Barney Mutual Funds
                  Investing for your future.
                  Every day.

--------------------------------------------------------------------------------
Zeros Plus Emerging Growth Series 2000
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Principal Return Fund Zeros Plus Emerging Growth Series 2000 ("Fund") for the year ended November 30, 1997. For your convenience, we have summarized the Fund's investment strategy during this period. A comprehensive summary of performance and current holdings can be found in the appropriate sections that follow.

Fund Performance Update

The Fund seeks to return the principal amount of each shareholder's original investment (including any sales charges paid) on or about February 28, 2000, by investing a portion of its assets in zero-coupon U.S. Treasury bonds. In addition, the Fund, to the extent consistent with its objective, seeks to provide long-term appreciation of capital by investing the balance of its assets primarily in the equity securities issued by emerging growth companies. These emerging growth companies are usually small- to medium-sized firms that we believe will have significant profit potential in a relatively short period of time.

For the one-year period ended November 30, 1997, the Fund posted a total return of 12.28%. For the same period the Russell 2000 Index* and the Value Line Composite Geometric Index**, two measures of performance which are more representative of the equity portion of the portfolio, advanced 23.41% and 19.66%, respectively. The Lehman Brothers Intermediate Term Government Bond Index*** advanced 6.28% for the one-year period ended November 30, 1997. Emerging growth stocks currently comprise approximately 45% of the net assets of the Fund with the remaining balance accounted for by zero coupon U.S. Treasury strips. In addition, over the last 12 months, the Fund paid a capital gain dividend of $1.23 per share.

Market Overview

For the past several years, investors have displayed a decided preference for the shares of large-capitalization companies. A brief period of outperformance for small- and mid-capitalization stocks occurred from May into September following an approximate 10% advance in the Russell 2000 Index in May. In the

----------
* The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges.
** The Value Line Geometric Composite Index is composed of 1,700 stocks tracked by the Value Line Investment Survey.
*** Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency securities.

summer, a series of earnings disappointments announced by several highly visible blue-chip companies served to highlight the favorable valuation characteristics enjoyed by many lesser known, smaller-sized companies. In addition, the strength of the U.S. dollar versus other major currencies adversely affected the earnings of the many large multinational companies. In fact, many smaller companies derive a much greater percentage of their earnings from purely domestic businesses and are thus insulated from exchange-rate pressures, unlike their large-cap brethren.

While the U.S. economy has continued to perform almost flawlessly, characterized by low rates of inflation, strong economic growth and strong corporate profits, events in Asia began to cast an ominous pall over worldwide equity markets as the summer drew to a close. Dramatic declines in many Asian currencies contributed to sharp declines in their stock markets, fueling an overall decline in wealth and contraction of economic activity in that region. The Asian contagion has had a domino effect on other world stock markets with the pervasive fear that companies that sell a portion of their goods to Asia would witness a contraction in their own business.

For the first time since 1990, the U.S. stock market, as represented by the SAP 500, sustained more than a 10% correction. This was the fourth such correction experienced by smaller company stocks since 1994. Following the stock market lows in late October, the divergence in performance between large- and small-company stocks returned with investors again displaying a preference for larger stocks even though their earnings in many cases were more vulnerable to the fallout from Asia than many domestic small-cap companies.

Investment Strategy and Market Outlook

In the Fund we continue to emphasize primarily young, innovative companies in dynamic industries in the Fund that we think possess above-average growth in earnings over the next few years. Moreover, the nearly 60% of the Fund invested in U.S. Treasury securities can serve to cushion the downside during turbulent markets such as the one which we have just experienced.

In 1998, U.S. economic growth may slow because of weaker exports to Asia. However, slower growth may be mitigated by an increase in business with Europe where economies seem to be firming. Despite a tight U.S. labor market and higher employment cost, companies generally report an inability to raise prices because of global competition. With the inflation outlook benign in 1998, we think that long-term interest rates should remain low and the Federal Reserve Board should maintain its steady monetary policy, especially given the precarious financial condition of many Asian countries.

We maintain significant Fund positions in health care-related equities whose earnings are dependent on new product generation (i.e., Vertex Pharmaceuticals and IDEC Pharmaceuticals), rather than a reliance on a strong global economy to grow their earnings. We believe telecommunications suppliers such as California Microwave and C-COR Electronics, which provide products that quickly transmit data, voice and video, should be strong performers in the upcoming year given the burgeoning growth in that market.

In sum, while overall corporate earnings may come under some pressure because of weak business conditions in Asia, those companies that are able to report favorable relative earnings will likely see their P/E ratios rise in a low inflation and low interest rate environment. We believe the Fund is positioned to benefit from these expected conditions.

In closing, thank you for your continued confidence in our investment-management approach. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon                     /s/ Richard A. Freeman

Heath B. McLendon                         Richard A. Freeman
Chairman                                  Vice President and
                                          Investment Officer
December 19, 1997

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                     Net Asset Value
                    ------------------
                    Beginning    End       Income    Capital Gain     Total
Year Ended           of Year   of Year   Dividends   Distributions   Returns(1)
================================================================================

11/30/97              $8.63     $8.46      $0.00         $1.23         12.28%
--------------------------------------------------------------------------------
11/30/96               9.28      8.63       0.57          0.22          1.55
--------------------------------------------------------------------------------
11/30/95               8.15      9.28       0.27          0.35         22.17
--------------------------------------------------------------------------------
11/30/94               9.00      8.15       0.34          0.50         (0.20)
--------------------------------------------------------------------------------
11/30/93               8.16      9.00       0.29          0.09         15.72
--------------------------------------------------------------------------------
11/30/92               7.57      8.16       0.10          0.00          9.15
--------------------------------------------------------------------------------
8/30/91*-11/30/91      7.60      7.57       0.00          0.00         (0.39)+
================================================================================
Total                                      $1.57         $2.39
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                               Without                With
                                            Sales Charge(1)      Sales Charge(2)
================================================================================
Year Ended 11/30/97                             12.28%                6.72%
--------------------------------------------------------------------------------
Five Years Ended 11/30/97                       9.98                  8.85
--------------------------------------------------------------------------------
8/30/91* through 11/30/97                       9.36                  8.45
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                    Without
                                                                 Sales Charge(1)
================================================================================
8/30/91* through 11/30/97                                            74.92%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 5.00%.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*   Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                     Zeros Plus Emerging Growth Series 2000
                       vs. Value Line Composite Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------

                          August 1991 -- November 1997

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

+ Hypothetical illustration of $10,000 invested in shares of the Zeros Plus
  Emerging Growth Series 2000 from August 30, 1991 (commencement of operations), assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1997. The Value Line Composite Index - Geometric, composed of approximately 1,700 stocks, is a geometric average of the daily price percentage change in each stock covering both large and small capitalized companies. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency securities. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1997
--------------------------------------------------------------------------------

Common Stock Industry Breakdown
(as a percentage of total common stocks)

    [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

Biotechnology                 20.6%

Telecommunications            16.3%

Capital Goods                 10.5%

Drug Delivery                  2.8%

Technology                    29.0%

Pharmaceuticals               20.8%


Top Ten Holdings

                                                                 Percentage of
                                                               Total Investments
================================================================================
U.S. Treasury Strips                                                55.5%
Tyco International Ltd.                                              4.7
Genzyme Corp. - General Division                                     4.6
IDEC Pharmaceuticals Corp.                                           4.5
Quantum Corp.                                                        4.3
C-COR Electronics, Inc.                                              4.0
Chiron Corp.                                                         3.7
Tech-Sym Corp.                                                       3.4
California Microwave, Inc.                                           3.3
Vertex Pharmaceuticals, Inc.                                         3.3
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1997
--------------------------------------------------------------------------------

 SHARES                             SECURITY                            VALUE
================================================================================

COMMON STOCKS -- 44.5%
================================================================================
Biotechnology -- 9.1%
     120,000  Chiron Corp.+                                         $ 2,182,500
     100,000  Gensia Sicor Inc.+                                        506,250
     100,000  Genzyme Corp. - General Division+                       2,681,250
       3,000  Genzyme Corp. - Tissue Repair+                             22,875
--------------------------------------------------------------------------------
                                                                      5,392,875
--------------------------------------------------------------------------------
Capital Goods -- 4.7%
      70,000  Tyco International Ltd.                                 2,747,500
--------------------------------------------------------------------------------
Drug Delivery -- 1.3%
     100,000  Advanced Polymer Systems, Inc.+                           737,500
--------------------------------------------------------------------------------
Pharmaceuticals -- 9.3%
      20,000  Forest Laboratories Inc., Class A Shares+                 895,000
      75,000  IDEC Pharmaceuticals Corp.+                             2,620,312
      70,000  Vertex Pharmaceuticals, Inc.+                           1,938,125
--------------------------------------------------------------------------------
                                                                      5,453,437
--------------------------------------------------------------------------------
Technology -- 12.9%
     100,000  Excel Technology Inc.+                                  1,262,500
      95,000  Quantum Corp.+                                          2,529,375
      66,500  Tech-Sym Corp.+                                         2,015,781
      80,000  VLSI Technology, Inc.+                                  1,800,000
--------------------------------------------------------------------------------
                                                                      7,607,656
--------------------------------------------------------------------------------
Telecommunications -- 7.2%
     104,500  California Microwave, Inc.+                             1,933,250
     150,050  C-COR Electronics, Inc.+                                2,325,775
--------------------------------------------------------------------------------
                                                                      4,259,025
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost-- $14,681,008)                                   26,197,993
================================================================================
   FACE
  AMOUNT                            SECURITY                            VALUE
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 55.5%
 $37,000,000  U.S. Treasury Strips, zero coupon due 2/15/00
              (Cost -- $31,068,070)                                  32,629,930
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $45,749,078*)                               $58,827,923
================================================================================

+ Non-income producing security.

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $45,749,078)                      $ 58,827,923
  Receivable for securities sold                                        568,209
--------------------------------------------------------------------------------
  Total Assets                                                       59,396,132
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                       488,536
  Investment advisory fees payable                                       17,688
  Administration fees payable                                             8,844
  Payable for Fund shares purchased                                       4,742
  Distribution fees payable                                               2,071
  Accrued expenses                                                       36,490
--------------------------------------------------------------------------------
  Total Liabilities                                                     558,371
--------------------------------------------------------------------------------
Total Net Assets                                                    $58,837,761
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                            $ 6,957
  Capital paid in excess of par value                                43,654,764
  Undistributed net investment income                                 1,930,992
  Accumulated net realized gain on security transactions                166,203
  Net unrealized appreciation of investments                         13,078,845
--------------------------------------------------------------------------------
Total Net Assets                                                    $58,837,761
================================================================================
Shares Outstanding                                                    6,957,549
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                                    $8.46
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                         $  2,629,530
  Dividends                                                               9,000
--------------------------------------------------------------------------------
  Total Investment Income                                             2,638,530
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                     249,071
  Distribution fees (Note 2)                                            155,670
  Administration fees (Note 2)                                          124,536
  Shareholder and system servicing fees                                  68,551
  Audit and Legal                                                        23,475
  Shareholder communications                                             17,063
  Trustees' fees                                                          9,159
  Registration fees                                                       4,863
  Custody                                                                 2,906
  Other                                                                   5,836
--------------------------------------------------------------------------------
  Total Expenses                                                        661,130
--------------------------------------------------------------------------------
Net Investment Income                                                 1,977,400
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              17,851,382
    Cost of securities sold                                          10,541,806
--------------------------------------------------------------------------------
  Net Realized Gain                                                   7,309,576
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                15,177,124
    End of year                                                      13,078,845
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                            (2,098,279)
--------------------------------------------------------------------------------
Net Gain on Investments                                               5,211,297
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $7,188,697
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                       1997             1996
================================================================================
OPERATIONS:
  Net investment income                             $1,977,400       $2,191,296
  Net realized gain                                  7,309,576        1,363,972
  Increase in net unrealized appreciation           (2,098,279)      (2,664,005)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             7,188,697          891,263
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                     --       (4,363,626)
  Net realized gains                                (7,551,121)      (1,632,152)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                     (7,551,121)      (5,995,778)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
  reinvestment of dividends                          7,366,972        5,862,983
  Cost of shares reacquired                        (13,598,864)     (11,889,570)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Fund Share Transactions                           (6,231,892)      (6,026,587)
--------------------------------------------------------------------------------
Decrease in Net Assets                              (6,594,316)     (11,131,102)

NET ASSETS:
  Beginning of year                                 65,432,077       76,563,179
--------------------------------------------------------------------------------
  End of year*                                     $58,837,761      $65,432,077
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                         $1,930,992         $(46,408)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Zeros Plus Emerging Growth Series 2000 ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors. The Trust consists of this Fund and two other funds: Zeros and Appreciation Series 1998 and Security and Growth Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

      The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign income dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended,

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

      Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser of the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.40% of the average daily net assets. MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      Pursant to a Distribution Plan, the Fund pays Smith Barney Inc. ("SB"), another subsidiary of SSBH, a service fee calculated at an annual rate of 0.25% of the average daily net assets.

      All officers and one Trustee of the Trust are employees of SB.

      3. INVESTMENTS

      During the year ended November 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $         0
--------------------------------------------------------------------------------
Sales                                                                17,851,382
================================================================================

      At November 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $13,089,252
Gross unrealized depreciation                                           (10,407)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $13,078,845
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      4. REPURCHASE AGREEMENTS

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. SHARES OF BENEFICIAL INTEREST

      At November 30, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund, Zeros and Appreciation Series 1998 and Security and Growth Fund each constitutes a sub-trust under the Master Trust Agreement.

      Transactions in shares of the Fund were as follows:

                                             Year Ended           Year Ended
                                          November 30, 1997    November 30, 1996
================================================================================
Shares issued on reinvestment                     854,637               662,288
Shares redeemed                                (1,476,738)           (1,335,970)
--------------------------------------------------------------------------------
Net Decrease                                     (622,101)             (673,682)
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:

                                               1997        1996        1995        1994        1993
===================================================================================================
Net Asset Value, Beginning of Year            $8.63       $9.28       $8.15       $9.00       $8.16
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.28        0.30        0.27        0.27        0.26
  Net realized and unrealized gain (loss)      0.78       (0.16)       1.48       (0.28)
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            1.06        0.14        1.75       (0.01)       1.22
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --       (0.57)      (0.27)      (0.34)      (0.29)
  Net realized gains                          (1.23)      (0.22)      (0.35)      (0.50)      (0.09)
---------------------------------------------------------------------------------------------------
Total Distributions                           (1.23)      (0.79)      (0.62)      (0.84)      (0.38)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.46       $8.63       $9.28       $8.15       $9.00
---------------------------------------------------------------------------------------------------
Total Return                                  12.28%       1.55%      22.17%      (0.20)%     15.72%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $59         $65         $77         $75         $97
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.05%       1.11%       1.17%       1.15%       1.10%
  Net investment income                        3.15        3.15        3.12        3.27        3.12
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%          0%          6%          1%          0%
---------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(1)              $0.06       $0.06       $0.06          --          --
===================================================================================================

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zeros Plus Emerging Growth Series 2000 of Smith Barney Principal Return Fund as of November 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended November 30, 1994, were audited by other auditors whose report thereon, dated January 12, 1995 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zeros Plus Emerging Growth Series 2000 of Smith Barney Principal Return Fund as of November 30, 1997, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                          /s/ KPMG Peat Marwich LLP

New York, New York
January 15,1998

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1997:

      o long-term capital gain distributions paid of $7,551,121.

Smith Barney                                    SMITH BARNEY
Principal Return Fund                           ------------

                                                A Member of TravelersGroup[LOGO]

Trustees                                        Investment Manager

Paul R. Ades                                    Mutual Management Corp.
Herbert Barg
Dwight B. Crane                                 Distributor
Frank Hubbard
Heath B. McLendon, Chairman                     Smith Barney Inc.
Jerome Miller
Ken Miller                                      Custodian
John F. White
                                                PNCBank, N.A.
Allan R. Johnson, Emeritus

Officers                                        This report is submitted for the
                                                general information of the
Heath B. McLendon                               shareholders of Smith Barney
President and                                   Principal Return Fund -- Zeros
Chief Executive Officer                         Plus Emerging Growth Series
                                                2000. It is not authorized for
Lewis E. Daidone                                distribution to prospective
Senior Vice President                           investors unless accompanied or
and Treasurer                                   preceded by a current Prospectus
                                                for the Fund, which contains
Richard Freeman                                 information concerning the
Vice President and                              Fund's investment policies and
Investment Officer                              expenses as well as other
                                                pertinent information.
Thomas M. Reynolds
Controller

Christina T. Sydor                              Smith Barney
Secretary                                       Principal Return Fund

                                                388 Greenwich Street
                                                New York, New York 10013
                                                www.smithbarney.com



                                                FD0306 1/98





                                  ANNUAL REPORT

                              1997
                              1997
                              1997
                              1997
                              1997

                                    Smith Barney
                                    Principal
                                    Return Fund

                                    Security and
                                    Growth Fund
                                    --------------------------------------
                                    November 30, 1997

                             [LOGO] Smith Barney Mutual Funds
                                    Investing for your future.
                                    Every Day.

------------------------
Security and Growth Fund
------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Principal Return Fund - Security and Growth Fund ("Fund") for the year ended November 30, 1997. In this report, we comment on how your Fund has performed as well as our near term expectations for the financial markets. For your convenience, a detailed summary of the historical performance as well as its current holdings can be found in the appropriate sections that follow.

Fund Performance Update

For the year ended November 30, 1997, the Fund had a total return of 16.42%. The zero coupon bonds held in the Fund rose 7.67%. The zero coupon bonds represent about 50% of the Fund's total portfolio and at maturity will be sufficient to return the investor's original capital. The stock component of the Fund appreciated roughly 25%. The closest benchmark to the portfolio of stocks held in the Fund is the Russell 2000 Index (a common benchmark of small capitalization stocks), which appreciated about 23% during the last year. We believe the Fund posted solid returns in a volatile market environment.

The primary factors affecting the performance of the Fund included:

o A strong bond market. The bond market turned in its best performance since 1995. The zero coupon bonds held in the Fund rallied to a yield of just under 6% by fiscal year end after backing up almost a full percent from December 1996 to April 1997.

o A strong technology sector. We entered the year "overweighting" technology because we felt prospects for the companies in this sector were favorable. Technology stocks represented approximately 31% of the stock and cash component of the portfolio. This compares to an approximate weighting of 16% in the Russell 2000 Index. This overweighted sector performed very well during the small-cap rally from May to October.

o A weak health-care/biotechnology sector. We entered the year with a roughly 21% in health care versus an approximate 10% weighting in the Russell 2000 Index. This overweighted sector was basically flat over the year with some stocks performing well and others performing poorly.

Market Outlook

The recent events in Asia, which have included currency devaluations and financing problems for companies and countries, undoubtedly will affect both the U.S. economy and the U.S. stock market. One of the key assumptions behind the robust U.S. stock market in recent years was that demand, and especially demand from Asia and other fast-growing areas, would provide revenue and earnings momentum for many companies especially leading U.S. multinational companies that dominate the S&P 500 Index. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.)

The bull market of 1991-1997 now seems in transition. Interest rates in the U.S. have fallen and long-term Treasury bond prices have risen in response to the perceived deflationary effects of the Asian crisis. Earnings growth prospects for 1998 have been revised downward, and there has been a flight to quality, in both the bond and stock market. Large U.S. multinational companies will probably have their earnings negatively affected in the coming quarters, but because of their large size, liquidity, and quality, their share prices have not been materially impacted. In recent months, many smaller- and medium-capitalization companies have seen their share prices decline rather substantially. If the company's prospects are economically sensitive, the declines have often been pronounced. Although the larger-capitalization companies have held up well, they represent historically high valuations, as measured by high P/E ratios and low yields. (A P/E ratio shows the relationship between a stock's price and the company's earnings for the last four quarters.) As indicated previously, these companies, in our judgment, will not be immune from recent developments in Asia.

The transition market we are in will ultimately reward a preservation of capital and an ability to pick stocks with attractive investment possibilities. At some point in 1998, we believe the smaller capitalization companies, especially those sensitive to the economy, should provide the greatest returns. We believe unusually attractive valuations are in the process of being created in this area of the market. In the meantime, our more than 50% holdings of zero coupon U.S. Treasuries provides a good hedge against present uncertainties in what we have described as a "transitional stock market."

Investment Strategy

The Fund limits itself to no more than 25 core stock positions. In recent months, we elected to take profits in a number of issues that had appreciated significantly and neared our price targets. The net result was that by the end of the year we had raised our cash level from roughly 1% to about 11% of net assets. This figure understates the actual amount of cash raised, because we maintain almost half of the portfolio in bonds. Cash actually represents about 22% of the stock and cash component of the portfolio. Because of our positive outlook for the bond market, since June of this year, we let the U.S. Treasury component of the portfolio grow relative to the required amount needed to insure principal return at maturity. We have intentionally raised our cash position to enable us to be able to take advantage of the stock market's transition phase.

We expect the new stock market leadership eventually will center in those smaller-to-mid sized companies that are sensitive to the economy and have substantially more operating leverage than classic growth stocks. Technology, for example, will continue to be an area of opportunity for the Fund. Certain economically sensitive industry groups where capacity is under control may also be attractive. Aluminum, paper and chemical industries may be areas of future interest.

Over the last six months, the Fund's sector allocation has changed modestly. Please note that our technology weighting increased from about 17% to roughly 19%, largely due to positive performance of the stocks in this sector. Basic materials increased from an estimated 7% to about 9% as existing positions were added to a new positions were created. All other sector weightings decreased as existing positions were sold or reduced.

Over the last six months, the Fund's top ten holdings have changed modestly. We would like to highlight the following:

o RMI Titanium became the largest position in the Fund as we purchased additional shares over the last six months. RMI Titanium is a leader in designing and fabricating titanium for aerospace, energy and power applications. The company's shares came under pressure during the last six months as one of their competitors signed a large contract with RMI's largest customer, Boeing. This arrangement may limit the upside potential of RMI business with Boeing. Our analysis indicates that emerging opportunities in energy coupled with new military applications will more than offset any potential slowing in Boeing business. RMI currently has a substantial backlog with visibility through 1998. At seven times 1998 projected earnings of $3.05, two times book value, and 1.3 times sales, we believe RMI has limited downside risk and substantial upside potential if these new opportunities materialize.

o Quantum dropped from our largest position as we reduced our exposure by about 42% over the last six months. Quantum is a leading manufacturer of disk drives and back-up tape drives for personal computers and servers. Quantum's second fiscal quarter release (October 21, 1997) revealed that its execution was slightly ahead of our expectations as they reported operating margins at 10.1% and earnings of $0.62 cents per share, fully diluted. In our opinion, the stock market had anticipated these strong results as Quantum's price per share had risen towards $40 prior to the release. Although the longer term prospects for Quantum remain strong, its share price had approached our near term target of 12 times forward 12 month earnings, and we elected to reduce our position.

o Geoworks is a new addition to the top ten as well as new addition the Fund's portfolio over the last six months. It is a leading supplier of operating systems and application software to the portable telecommunications industry. This emerging market is poised for rapid growth in the next few years. Geoworks had licensed its technology to major handset providers Nokia, Toshiba, Ericsson, NEC and Mitsubishi as well as major service providers worldwide. Our position was established when the market capitalization of the company was about $110 million with about $30 million of this comprising cash. We were effectively paying $80 million for a company that could generate $500 million in revenues in the next five years and whose business model is patterned after Microsoft.

o Other significant changes to the Fund's portfolio included the sale of Adflex and Home Shopping Network that had reached our long-term price target. Lone Star Steakhouse was added to the portfolio, and the position of Asia Pacific Resources was increased.

We thank you for your investment in the Smith Barney Principal Return Fund Security and Growth Fund. We are pleased with its progress and believe the Fund is well positioned to take advantage of the opportunities we see developing in today's market.

Sincerely,


/s/ Heath B. McLendon                    /s/ John G. Goode

Heath B. McLendon                        John G. Goode
Chairman                                 Vice President and
                                         Investment Officer

December 31, 1997

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                     Net Asset Value
                   -------------------
                   Beginning     End      Income     Capital Gain      Total
Year Ended          of Year    of Year   Dividends   Distributions   Returns(1)
================================================================================
11/30/97            $10.22     $10.12      $0.03        $1.75          16.42%
--------------------------------------------------------------------------------
11/30/96             10.68      10.22       0.62         0.99          11.15
--------------------------------------------------------------------------------
3/30/95* - 11/30/95   9.60      10.68       0.00         0.14          12.70+
================================================================================
Total                                      $0.65        $2.88
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without            With
                                                Sales Charge(1)  Sales Charge(2)
================================================================================
Year Ended 11/30/97                                 16.42%            11.72%
--------------------------------------------------------------------------------
3/30/95* through 11/30/97                           15.15             13.41
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                                   Without
                                                                Sales Charge(1)
================================================================================
3/30/95* through 11/30/97                                           45.83%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00%.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*     Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
           Security and Growth Fund vs. Standard & Poor's 500 Index,
          Lehman Brothers Intermediate Term Government Bond Index and
                              Russell 2000 Index+
--------------------------------------------------------------------------------
                           March 1995 -- November 1997

 [The following table was represented as a line graph in the printed material.]

                                                    Lehman Bros.
                                         S&P 500  Intermediate Term Russell 2000
                                  SGF     Index     Gov't Index         Index
--------------------------------------------------------------------------------
 3/30/95                          9,600   10,000       10,000           10,000
    5/95                         10,170   10,653       10,401           10,398
   11/95                         10,819   12,237       10,877           11,963
    5/96                         12,030   13,679       10,873           14,131
   11/96                         12,026   15,644       11,493           13,938
    5/97                         12,131   17,706       11,647           15,115
11/30/97                         14,000   20,104       12,214           17,201


+ Hypothetical illustration of $10,000 invested in shares of the Security and Growth Fund from March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1997. The Standard & Poor's 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the index include reinvestment of dividends. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedule of Investments                                       November 30, 1997
--------------------------------------------------------------------------------

     SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 41.8%
================================================================================
Computer Peripheral -- 4.6%
     350,000   Quantum Corp.                                       $ 9,318,750
--------------------------------------------------------------------------------
Computer Software -- 8.3%
     200,000   Adobe Systems Inc.                                    8,400,000
     425,000   Geoworks Corp.*                                       5,445,313
     250,000   Infinium Software Inc.*                               3,250,000
         667   Siebel Systems, Inc.*                                    27,750
--------------------------------------------------------------------------------
                                                                    17,123,063
--------------------------------------------------------------------------------
Electronics Semiconductor -- 2.6%
     326,000   California Micro Devices Corp.*                       1,996,750
     100,000   Peak International Ltd.*                              2,212,500
     301,500   SEEQ Technology Inc.                                  1,055,250
--------------------------------------------------------------------------------
                                                                     5,264,500
--------------------------------------------------------------------------------
Forest Products & Paper -- 1.8%
   1,000,000   Asia Pacific Resource Inc., Class A Shares*           3,625,000
--------------------------------------------------------------------------------
Manufacturing - Special -- 4.0%
     400,000   Optical Coating Laboratory Inc.                       6,025,000
   2,727,272   Power Spectra Inc.*+                                  1,534,090
   2,000,000   Power Spectra Inc.*++@                                  562,500
--------------------------------------------------------------------------------
                                                                     8,121,590
--------------------------------------------------------------------------------
Medical Biotechnology -- 6.6%
     370,000   Alteon Inc.*                                          2,104,375
     181,500   Aphton Corp.*#                                        2,132,626
     450,000   Neurex Corp.*                                         7,031,250
     300,000   Onyx Pharmaceuticals Inc.*                            2,175,000
--------------------------------------------------------------------------------
                                                                    13,443,251
--------------------------------------------------------------------------------
Medical Supplies -- 1.7%
     965,000   Metra Bio Systems Inc.*                               3,558,438
--------------------------------------------------------------------------------
Metals Diversified -- 7.2%
     200,000   Alyn Corp.*                                           2,687,500
     150,000   Commonwealth Industries Inc.                          2,493,750
     400,000   RMI Titanium Co.*                                     9,500,000
--------------------------------------------------------------------------------
                                                                    14,681,250
--------------------------------------------------------------------------------
Oil & Gas - Domestic -- 1.4%
   1,200,000   Abacan Resource Corp.*                                2,775,000
--------------------------------------------------------------------------------
Restaurants -- 3.6%
     200,000   Lonestar Steakhouse*                                  3,725,000
     700,000   Taco Cabana Inc., Class A Shares*                     3,675,000
--------------------------------------------------------------------------------
                                                                     7,400,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           November 30, 1997
--------------------------------------------------------------------------------
     SHARES                         SECURITY                             VALUE
================================================================================
Telecommunications -- 0.0%
       5,800   Electric Lightwave Inc., Class A Shares*           $      92,800
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost -- $76,805,115)                                 85,403,642
================================================================================
FOREIGN STOCK -- 1.1%
     296,000   Canadian Fracmaster Installment Receipts
               (Cost -- $2,123,450)                                   2,287,320
================================================================================
     FACE
     AMOUNT                         SECURITY                             VALUE
================================================================================
U.S. TREASURY STRIPS -- 52.3%
$168,000,000   U.S. Treasury Strips, zero coupon due 8/15/05
               (Cost -- $96,210,346)                                107,088,240
================================================================================
REPURCHASE AGREEMENT -- 4.8%
   9,832,000   Chase Manhattan Bank, 5.65% due 12/1/97; Proceeds at
               maturity -- $9,836,627;  (Fully collateralized by U.S.
               Treasury Note, 5.00% due 1/31/99; Market value --
               $10,028,692) (Cost -- $9,832,000)                      9,832,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $184,970,911**)                            $204,611,202
================================================================================
*     Non-income producing security.

+ Security issued with 2,727,272 warrants which are exercisable under certain conditions and have a current value of $0 and a cost of $0.

++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

@     Security is valued by the Fund's Board of Directors (See Note 6).

# Security issued with 125,000 warrants which are exercisable under certain conditions and have a current value of $0 and a cost of $0.

**    Aggregate cost of Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           November 30, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $184,970,911)                    $204,611,202
   Cash                                                                     404
   Receivable for securities sold                                       757,429
   Dividends and interest receivable                                     28,628
--------------------------------------------------------------------------------
   Total Assets                                                     205,397,663
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     624,050
   Distribution fees payable                                            201,916
   Payable for Fund shares sold                                          25,590
   Management fees payable                                               83,211
   Accrued expenses                                                     104,460
--------------------------------------------------------------------------------
   Total Liabilities                                                  1,039,227
--------------------------------------------------------------------------------
Total Net Assets                                                   $204,358,436
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $     20,198
   Capital paid in excess of par value                              178,388,874
   Undistributed net investment income                                4,947,372
   Accumulated net realized gain from security transactions and
     options                                                          1,372,771
   Net unrealized appreciation of investments and foreign
     currencies                                                      19,629,221
--------------------------------------------------------------------------------
Total Net Assets                                                   $204,358,436
================================================================================
Shares Outstanding                                                   20,197,849
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                             $      10.12
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $  7,428,873
   Dividends                                                            165,667
--------------------------------------------------------------------------------
   Total Investment Income                                            7,594,540
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                           1,077,814
   Distribution fees (Note 2)                                           538,907
   Shareholder and system servicing fees                                247,956
   Shareholder communications                                            37,719
   Audit and legal                                                       25,835
   Trustees' fees                                                        20,640
   Custody                                                               11,607
   Registration fees                                                      4,204
   Other                                                                  5,027
--------------------------------------------------------------------------------
   Total Expenses                                                     1,969,709
--------------------------------------------------------------------------------
Net Investment Income                                                 5,624,831
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES AND OPTIONS (NOTES 3 AND 5):
   Realized Gain From:
     Security transactions (excluding short-term securities)         29,756,644
     Options written                                                    158,677
--------------------------------------------------------------------------------
   Net Realized Gain                                                 29,915,321
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Foreign Currencies:
     Beginning of year                                               23,964,662
     End of year                                                     19,629,221
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (4,335,441)
--------------------------------------------------------------------------------
Net Gain on Investments, Foreign Currencies and Options              25,579,880
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 31,204,711
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets           For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                      1997             1996
================================================================================
OPERATIONS:
  Net investment income                          $   5,624,831    $   7,787,828
  Net realized gain                                 29,915,321       23,428,478
  Decrease in net unrealized appreciation           (4,335,441)      (2,101,994)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            31,204,711       29,114,312
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (497,465)     (16,260,991)
  Net realized gains                               (30,380,974)     (21,493,619)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
     Distributions to Shareholders                 (30,878,439)     (37,754,610)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net asset value of shares issued
    for reinvestment of dividends                   30,210,679       36,941,093
  Cost of shares reacquired                        (70,185,118)     (94,116,308)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                        (39,974,439)     (57,175,215)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (39,648,167)     (65,815,513)

NET ASSETS:
  Beginning of year                                244,006,603      309,822,116
--------------------------------------------------------------------------------
  End of year*                                   $ 204,358,436    $ 244,006,603
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                      $   4,947,372    $    (192,371)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors. The Trust consists of this Fund and two other funds: the Zeros and Appreciation Series 1998 and the Zeros Plus Emerging Growth Series 2000. The financial statements and financial highlights for the other funds are presented in separate annual reports.

      The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

      Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays MMC a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

      Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares.

      Pursuant to a Distribution Plan, the Fund pays SB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

      All officers and one Trustee of the Trust are employees of SB.

      3. INVESTMENTS

      During the year ended November 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $ 42,440,747
--------------------------------------------------------------------------------
Sales                                                               123,331,663
================================================================================

      At November 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 32,075,608
Gross unrealized depreciation                                       (12,435,317)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 19,640,291
================================================================================

      4. REPURCHASE AGREEMENTS

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      5. OPTION CONTRACTS

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At November 30, 1997, the Fund held no purchased call or put options.

      When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      The following covered call option transactions occurred during the year ended November 30, 1997:

                                                                       Number of
                                                          Premium      Contracts
================================================================================
Options written, outstanding at November 30, 1996        $ 188,681        1,500
Options written during the year ended November 30, 1997    270,491        1,500
Options cancelled in closing purchase transactions        (262,179)      (2,000)
Options expired                                           (196,993)      (1,000)
--------------------------------------------------------------------------------
Options written, outstanding at November 30, 1997        $       0            0
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      6. SECURITY VALUED BY THE FUND'S BOARD OF DIRECTORS

      The following security held by the Fund on November 30, 1997, is illiquid and valued at fair value in good faith by, or under the direction of, the Fund's Board of Directors taking into consideration the appropriate economic, financial and other pertinent available information pertaining to this security.

                                         Value              Percentage
                  Acquisition             Per      Fair      of Total
Security             Date      Shares     Unit     Value     Net Assets   Cost
================================================================================
Power Spectra Inc. 4/10/97    2,000,000  $0.28    $562,500     0.28%    $500,000
================================================================================

      7. SHARES OF BENEFICIAL INTEREST

      At November 30, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund, the Zeros and Appreciation Series 1998 and the Zeros Plus Emerging Growth Series 2000 each constitute a sub-trust under the Master Trust Agreement.

      Transactions in shares of the Fund were as follows:

                                             Year Ended           Year Ended
                                         November 30, 1997     November 30, 1996
================================================================================
Shares issued on reinvestment                2,947,383             3,534,156
Shares redeemed                             (6,617,924)           (8,683,354)
--------------------------------------------------------------------------------
Net Decrease                                (3,670,541)           (5,149,198)
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:

                                       1997           1996            1995(1)
================================================================================
Net Asset Value, Beginning of Year  $   10.22      $   10.68        $    9.60
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                  0.28           0.33             0.28
  Net realized and unrealized gain       1.40           0.82             0.94
--------------------------------------------------------------------------------
Total Income From Operations             1.68           1.15             1.22
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.03)         (0.62)              --
  Net realized gains                    (1.75)         (0.99)           (0.14)
--------------------------------------------------------------------------------
Total Distributions                     (1.78)         (1.61)           (0.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Year        $   10.12      $   10.22        $   10.68
--------------------------------------------------------------------------------
Total Return                            16.42%         11.15%           12.70%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $ 204,358      $ 244,007        $ 309,822
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               0.92%          0.99%            1.02%+
  Net investment income                  2.62           2.88             4.07+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    20%            43%              26%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions       $    0.04      $    0.05        $    0.06
================================================================================

(1) For the period from March 30, 1995 (commencement of operations) to November 30, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1997:

      o long term capital gain distributions paid of $11,275,834.

      A total of 2.48% of the ordinary dividends paid by the Fund has been derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from March 30, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from March 30, 1995 to November 30, 1995, in conformity with generally accepted accounting principles.


                                             /s/ KPMG Peat Marwich LLP


New York, New York
January 15, 1998

                                                                    SMITH BARNEY

                                                A Member of TravelersGroup[LOGO]

Smith Barney
Principal Return Fund

Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White

Allan R. Johnson, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager
Mutual Management Corp.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Security and Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Principal Return Fund
388 Greenwich Street
New York, New York 10013
www.smithbarney.com

FD01052 1/98